UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 2, 2007
Answers Corporation
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

1-32255	98-0202855

(Commission File Number)	(IRS Employer Identification No.)
237 West 35th Street
Suite 1101
New York, NY 10001
(Address of Principal Executive Offices)
+972-2-649-5000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 7.01 Regulation FD Disclosure.
On August 2, 2007, Answers Corporation announced that due to a search engine algorithmic adjustment by Google it has seen a drop in search engine traffic. A copy of the press release that discusses this matter is attached hereto as Exhibit 99.1 and is incorporated by reference in this Item 7.01. In accordance with Regulation FD, this current report is being filed to publicly disclose all information that was provided in the press release. This report under Item 7.01 is not deemed an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.
Item 9.01 Exhibits

Exhibit Number	Description
99.1	Press release of Answers Corporation dated August 2, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANSWERS CORPORATION
By:	/s/ Steven Steinberg
Steven Steinberg
Chief Financial Officer

Dated: August 2, 2007